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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 2006

                             STRATEX NETWORKS, INC.
               (Exact name of Registrant as Specified in Charter)

           Delaware                       0-15895              77-0016028
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)

                    120 Rose Orchard Way, San Jose, CA 95134

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 943-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      The Company, effective March 6, 2006, appointed Cliff Higgerson as an additional independent director until the 2006 annual meeting of stockholders or until his earlier resignation or removal. A copy of the related press release announcing the appointment of Mr. Higgerson to the Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (d)

      Exhibit No.    Description
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      99.1           Press Release announcing the appointment of Cliff
                     Higgerson as an independent director.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRATEX NETWORKS, INC.

Date: March 7, 2006

                                   By:   /s/ Juan Otero
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                                         Juan Otero
                                         General Counsel and Assistant Secretary